INTERCAPITAL QUALITY MUNICIPAL SECURITIES
                                Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30-years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

---------------
*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Quality Municipal Securities (IQM) rose from $10.83 to $13.04 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.74 per share, the Trust's total return was 29.28 percent. Over the same period, IQM's market price on the New York Stock Exchange appreciated 14.5 percent from $9.50 to $10.875 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 22.91 percent. IQM began the fiscal year trading at a 12 percent discount to NAV and closed at a 17 percent discount. Undistributed net investment income totaled $0.047 per share on October 31, 1995 versus $0.066 per share a year ago.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

On October 31, 1995, IQM's long-term portfolio was diversified among 11 specific long-term municipal sectors and 51 credits. The three largest sectors -- general obligation, industrial development/pollution control revenue and water & sewer revenue bonds -- represented 42 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 22 and 9 years, respectively. Net assets exceeded $376 million.

The credit-quality ratings of the Trust's long-term portfolio are illustrated on the right.

MOODY'S OR STANDARD & POOR'S CREDIT RATING AS OF OCTOBER 31, 1995
(% OF TOTAL LONG-TERM INVESTMENTS)

  A or   A   42%
 Aa or  AA   31%
Aaa or AAA   23%
Baa or BBB    4%

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $97 million in ARPS are outstanding. This represents 26 percent of net assets.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with

INTERCAPITAL QUALITY MUNICIPAL SECURITIES significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 1,247,900 shares of common stock at a weighted average market discount of 12.29 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

        Jack F. Bennett
        For............................................................................................    16,108,511
        Withheld.......................................................................................       382,210
        Michael Bozic
        For............................................................................................    16,114,058
        Withheld.......................................................................................       376,663

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

        Charles A. Fiumefreddo
        For............................................................................................         1,083
        Withheld.......................................................................................            10

The following Trustees were not standing for reelection at this meeting:

    Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

           For.........................................................................................      15,418,540
           Against.....................................................................................         393,328
           Abstain.....................................................................................         678,853

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

           For.........................................................................................    15,806,537
           Against.....................................................................................       177,862
           Abstain.....................................................................................       506,322

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1995

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (98.0%)
              General Obligation (14.0%)
$ 10,000      Florida Board of Education, Cap Outlay Refg 1993 Ser D...................     5.125%     06/01/18     $  9,310,200
   5,000      De Kalb County, Georgia, Refg 1993.......................................     5.25       01/01/20        4,731,400
  10,000      Washington Suburban Sanitation District, Maryland, Gen Constr
               Refg 1993 Second Ser....................................................     5.25       06/01/14        9,722,100
              New York City, New York,
  10,000       1994 Ser D..............................................................     5.75       08/15/08        9,717,100
   5,000       1994 Ser C..............................................................     5.50       10/01/10        4,694,650
  15,000      Seattle, Washington, Refg Ser 1993.......................................     5.65       01/01/20       14,613,150
--------                                                                                                              ----------
  55,000                                                                                                              52,788,600
--------                                                                                                              ----------
              Educational Facilities Revenue (7.5%)
   3,500      District of Columbia, Georgetown University Ser 1993.....................     5.25       04/01/13        3,272,325
              Illinois Educational Facilities Authority,
   4,695       Illinois Wesleyan University Ser 1993...................................     5.70       09/01/23        4,517,388
   4,955       Northwestern University Refg Ser 1993...................................     5.375      12/01/21        4,679,700
              Massachusetts Health & Educational Facilities Authority,
  10,000       Boston College Ser K....................................................     5.25       06/01/18        9,371,600
   3,000       Wentworth Institute of Technology Ser B (Connie Lee)....................     5.50       10/01/23        2,848,350
   3,500      Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson
               University 1993 Ser A...................................................     5.30       11/01/15        3,334,205
--------                                                                                                              ----------
  29,650                                                                                                              28,023,568
--------                                                                                                              ----------
              Electric Revenue (6.6%)
   5,900      South Carolina Public Service Authority, 1993 Refg Ser A (MBIA)..........     5.50       07/01/21        5,710,492
  10,000      Chelan County Public Utility District #1, Washington, Hydro Refg Ser 1993
               G.......................................................................     5.375      06/01/18        9,420,200
  10,000      Snohomish County Public Utilities District #1, Washington, Ser 1993 B
               (AMT)...................................................................     5.80       01/01/24        9,702,300
--------                                                                                                              ----------
  25,900                                                                                                              24,832,992
--------                                                                                                              ----------
              Hospital Revenue (8.9%)
   8,000      Indiana Health & Educational Facilities Authority,
               Wellborn Memorial Baptist Hospital Refg Ser 1993........................     5.50       07/01/14        7,443,440
   3,500      Maine Health & Higher Educational Facilities Authority, Ser 1993 D
               (FSA)...................................................................     5.50       07/01/18        3,372,460
  10,000      Missouri Health & Educational Facilities Authority,
               Barnes Jewish Inc/Christian Health Services Ser 1993 A..................     5.25       05/15/14        9,369,200
  10,000      Fairfax County Industrial Development Authority, Virginia,
               Inova Health System Foundation Refg Ser 1993 A..........................     5.25       08/15/19        9,067,100
   4,500      Wisconsin Health & Educational Facilities Authority, Catholic Health Corp
               Ser 1993................................................................     5.375      11/15/13        4,136,715
--------                                                                                                              ----------
  36,000                                                                                                              33,388,915
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (14.0%)
$ 10,000      Valdez, Alaska, BP Pipeline Inc Ser 1993 B...............................     5.50 %     10/01/28     $  9,312,200
  10,000      Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc Ser 1993
               (AMT) (MBIA)............................................................     5.45       11/01/23        9,439,200
   4,000      Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser 1993......     5.55       07/15/14        3,924,400
  10,000      New York State Energy Research & Development Authority,
               Consolidated Edison Co of New York Inc Refg Ser 1993 B..................     5.25       08/15/20        9,109,700
   5,000      Brazos River Authority, Texas, Houston Lighting & Power Co Ser 1993
               (MBIA)..................................................................     5.60       12/01/17        4,937,350
   5,000      Marshall County, West Virginia, Ohio Power Co Ser B (MBIA)...............     5.45       07/01/14        4,818,150
  10,000      Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A...........     6.90       02/01/13       10,876,800
--------                                                                                                              ----------
  54,000                                                                                                              52,417,800
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (4.6%)
   5,000      Illinois Housing Development Authority, 1993 Ser A.......................     5.90       07/01/12        4,957,700
  13,310      Wisconsin Housing & Economic Development Authority, 1993 Ser A...........     5.55       11/01/15       12,354,875
--------                                                                                                              ----------
  18,310                                                                                                              17,312,575
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (5.8%)
  10,000      Alaska Housing Finance Corporation, 1993 First Ser.......................     5.90       12/01/33        9,548,800
   3,830      Connecticut Housing Finance Authority, 1993 Subseries F-1................     5.60       05/15/11        3,771,401
   8,700      Kentucky Housing Corporation, Federally Insured or Gtd Loans 1993 Ser
               B.......................................................................     5.40       07/01/14        8,430,909
--------                                                                                                              ----------
  22,530                                                                                                              21,751,110
--------                                                                                                              ----------
              Public Facilities Revenue (9.5%)
  12,000      California Public Works Board, Correctional 1993 Ser D COPs..............     5.375      06/01/18       10,981,440
   4,000      Maine Municipal Bond Bank, 1993 Ser E....................................     5.30       11/01/13        3,849,640
   5,000      St Paul Housing & Redevelopment Authority, Minnesota, Civic Center Ser
               1993....................................................................     5.45       11/01/13        4,910,050
   7,000      Kansas City School District Building Corporation, Missouri, Elementary
               Ser 1993 D (FGIC).......................................................     5.00       02/01/14        6,500,480
  10,000      Regional Convention & Sports Complex Authority, Missouri, Refg Ser A
               1993....................................................................     5.60       08/15/17        9,633,800
--------                                                                                                              ----------
  38,000                                                                                                              35,875,410
--------                                                                                                              ----------
              Resource Recovery Revenue (2.4%)
   9,000      Northeast Maryland Waste Disposal Authority, Montgomery County
--------       Ser 1993 A (AMT)........................................................     6.30       07/01/16        9,175,140
                                                                                                                      ----------
              Transportation Facilities Revenue (9.3%)
  15,000      Chicago, Illinois, Chicago-O'Hare Intl Airport Refg 1993 Ser A...........     5.00       01/01/16       13,582,950
   5,000      Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
               Sub Lien Ser 1993 C (MBIA)..............................................     5.25       12/01/13        4,807,850
   4,000      Rhode Island Port Authority & Economic Development Corporation, 1993 Ser
               A (AMT) (FSA)...........................................................     5.25       07/01/23        3,602,040
  10,000      Texas Turnpike Authority, Dallas North Tollway Refg Ser 1993 (MBIA)......     5.00       01/01/20        9,074,700
   4,175      Virginia Transportation Board, US Route 58 Corridor Ser 1993 B...........     5.50       05/15/18        4,054,217
--------                                                                                                              ----------
  38,175                                                                                                              35,121,757
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Water & Sewer Revenue (13.3%)
$  5,000      Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg Ser
               1993....................................................................     5.00 %     07/01/18     $  4,593,050
   5,000      Los Angeles County Sanitation Districts Financing Authority, California,
               1993 Ser A..............................................................     5.25       10/01/19        4,616,050
   5,000      Atlanta, Georgia, Water & Sewer Ser 1993.................................     5.00       01/01/15        4,578,300
              Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
   3,000       Ser 1993 A (MBIA).......................................................     5.50       05/15/21        2,967,450
   5,000       Ser 1993 B (MBIA).......................................................     5.50       05/15/23        4,895,750
  10,000      Massachusetts Water Resources Authority, 1993 Ser C......................     5.25       12/01/20        9,264,800
   5,000      New York City Municipal Water Finance Authority, New York, 1994 Ser B....     5.50       06/15/19        4,734,300
  10,000      Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (CGIC)...........     5.50       06/15/14        9,638,400
   5,000      Norfolk, Virginia, Water Ser 1993 (AMBAC)................................     5.375      11/01/23        4,780,750
--------                                                                                                              ----------
  53,000                                                                                                              50,068,850
--------                                                                                                              ----------
              Other Revenue (2.1%)
   8,000      New York Local Government Assistance Corporation, Ser 1993 C.............     5.50       04/01/18        7,690,960
--------                                                                                                              ----------
 387,565      TOTAL MUNICIPAL BONDS (Identified Cost $380,969,712).............................................      368,447,677
--------                                                                                                             -----------
              SHORT-TERM MUNICIPAL OBLIGATION (0.2%)
     800      Washington Health Care Facilities Authority, Sisters of Providence Ser
--------       1985 C (Demand 11/01/95) (Identified Cost $800,000).....................     3.90 *     10/01/05          800,000
                                                                                                                      ----------
$388,365      TOTAL INVESTMENTS (Identified Cost $381,769,712) (a)....................................    98.2%      369,247,677
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.8        6,909,898
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $376,157,575
                                                                                                         ======     ============

---------------------

    AMT        Alternative Minimum Tax.
   COPs        Certificates of Participation.
     *         Current coupon of variable rate security.
    (a)        The aggregate cost for federal income tax purposes is $381,769,712; the aggregate gross unrealized appreciation is $27,762 and the aggregate gross unrealized depreciation is $12,549,797, resulting in net unrealized depreciation of $12,522,035.

Bond Insurance:

   AMBAC       AMBAC Indemnity Corporation.
   CGIC        Capital Guaranty Insurance Company.
Connie Lee     Connie Lee Insurance Company.
   FGIC        Financial Guaranty Insurance Company.
    FSA        Financial Security Assurance Inc.
   MBIA        Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1995

  Alaska.............  5.0%
  Arizona............  1.2
  California.........  4.1
  Connecticut........  1.0
  District of
   Columbia..........  0.9
  Florida............  2.5
  Georgia............  2.5
  Hawaii.............  2.5
  Illinois...........  7.4
  Indiana............  2.0%
  Kentucky...........  4.3
  Maine..............  1.9
  Maryland...........  6.1
  Massachusetts......  5.7
  Michigan...........  1.3
  Minnesota..........  1.3
  Missouri...........  6.8
  New York...........  9.5
  Pennsylvania.......  3.4%
  Rhode Island.......  1.0
  South Carolina.....  1.5
  Texas..............  3.7
  Virginia...........  4.8
  Washington.........  9.2
  West Virginia......  1.3
  Wisconsin..........  7.3
                      ---
  Total.............. 98.2%
                      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
ASSETS:
Investments in securities, at value
 (identified cost $381,769,712).......................................    $369,247,677
Cash..................................................................          62,658
Interest receivable...................................................       7,210,129
Deferred organizational expenses......................................          20,973
Prepaid expenses......................................................          48,551
                                                                          ------------
    TOTAL ASSETS......................................................     376,589,988
                                                                          ------------
LIABILITIES:
Payable for:
    Common shares of beneficial interest purchased....................         209,070
    Investment management fee.........................................         115,037
    Dividends to preferred shareholders...............................          10,932
Accrued expenses......................................................          97,374
                                                                          ------------
    TOTAL LIABILITIES.................................................         432,413
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating of $.01 par value, 1,940 shares outstanding)....      97,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 21,415,213 shares outstanding).......................     305,339,519
Net unrealized depreciation...........................................     (12,522,035)
Accumulated undistributed net investment income.......................       1,000,430
Accumulated net realized loss.........................................     (14,660,339)
                                                                          ------------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     279,157,575
                                                                          ------------
    TOTAL NET ASSETS..................................................    $376,157,575
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($279,157,575 divided by 21,415,213 common shares outstanding).......          $13.04
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1995
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $21,676,428
                                                                           -----------
EXPENSES:
Investment management fee..............................................      1,266,219
Auction commission fees................................................        254,555
Transfer agent fees and expenses.......................................        126,468
Professional fees......................................................        109,500
Auction agent fees.....................................................         75,279
Shareholder reports and notices........................................         55,147
Registration fees......................................................         37,458
Trustees' fees and expenses............................................         26,149
Custodian fees.........................................................         18,478
Organizational expenses................................................          7,198
Other..................................................................         46,799
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      2,023,250
    LESS: EXPENSE OFFSET...............................................        (18,340)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      2,004,910
                                                                           -----------
    NET INVESTMENT INCOME..............................................     19,671,518
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (2,809,491)
Net change in unrealized depreciation..................................     49,844,714
                                                                           -----------
    NET GAIN...........................................................     47,035,223
                                                                           -----------
NET INCREASE...........................................................    $66,706,741
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                       OCTOBER 31,        OCTOBER 31,
                                                           1995               1994
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 19,671,518       $ 23,266,284
Net realized loss.................................       (2,809,491)       (11,850,848)
Net change in unrealized depreciation.............       49,844,714        (61,511,487)
                                                       ------------       ------------
    NET INCREASE (DECREASE).......................       66,706,741        (50,096,051)
                                                       ------------       ------------
DIVIDENDS FROM NET INVESTMENT INCOME:
Preferred.........................................       (3,902,385)        (4,439,878)
Common............................................      (16,270,606)       (18,002,867)
                                                       ------------       ------------
    TOTAL.........................................      (20,172,991)       (22,442,745)
                                                       ------------       ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred.........................................      (40,200,000)       137,200,000
Common............................................      (12,754,282)       (16,066,208)
                                                       ------------       ------------
    TOTAL.........................................      (52,954,282)       121,133,792
                                                       ------------       ------------
    TOTAL INCREASE (DECREASE).....................       (6,420,532)        48,594,996
NET ASSETS:
Beginning of period...............................      382,578,107        333,983,111
                                                       ------------       ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $1,000,430 and $1,501,903, respectively)...     $376,157,575       $382,578,107
                                                       ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

INTERCAPITAL QUALITY MUNICIPAL SECURITIES federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $- 0 - and $16,743,196, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $9,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,391. At October 31, 1995, the Trust had an accrued pension liability of $17,075 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On November 16, 1993, the Trust issued 3,500 shares of Auction Rate Preferred Shares ("Preferred Shares") consisting of 700 shares each of Series 1 through 5 for gross total proceeds of $175,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

For the year ended October 31, 1995, the Trust purchased and retired preferred shares as follows:

 SERIES      SHARES       AMOUNT
--------    --------    -----------
   1          104       $ 5,200,000
   2          300        15,000,000
   3          100         5,000,000
   5          300        15,000,000

Dividends, which are cumulative, are reset through auction procedures.

                                                     RANGE OF
SHARES*     SERIES      RATE*     RESET DATE     DIVIDEND RATES**
-------     -------     -----     ----------     ----------------
  340          1        3.92%      11/06/95         2.88% - 5.88%
  300          2        3.83       11/07/95         3.00  - 6.15
  300          3        3.85       11/01/95         2.88  - 6.20
  600          4        3.95       11/06/95         3.41  - 4.38
  400          5        3.92       11/06/95         3.19  - 6.00

---------------------

 *     As of October 31, 1995.
 **    For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 8, 1995, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.44% to 4.05%, respectively, in the aggregate amount of $372,963.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or

INTERCAPITAL QUALITY MUNICIPAL SECURITIES purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                 PAR            EXCESS OF
                                                                               SHARES           VALUE           PAR VALUE
                                                                             ----------        --------        ------------
Balance, October 31, 1993...............................................     23,807,113        $238,071        $333,921,938
Adjustment to estimated offering costs associated with the initial
 public offering of the common shares...................................             --              --              30,966
Offering costs and underwriting discounts associated with the issuance
 of preferred shares....................................................             --              --          (2,957,829)
Treasury shares purchased and retired (weighted average discount
 6.36%)*................................................................     (1,144,000)        (11,440)        (13,127,905)
                                                                             ----------        --------        ------------
Balance, October 31, 1994...............................................     22,663,113         226,631         317,867,170
Treasury shares purchased and retired (weighted average discount
 12.29%)*...............................................................     (1,247,900)        (12,479)        (12,741,803)
                                                                             ----------        --------        ------------
Balance, October 31, 1995...............................................     21,415,213        $214,152        $305,125,367
                                                                             ==========        ========        ============

---------------------

 *     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Trust had a net capital loss carryover of approximately $14,660,000 of which $11,851,000 will be available through October 31, 2002 and $2,809,000 will be available through October 31, 2003 which may be used to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

   DECLARATION          AMOUNT            RECORD                PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ----------     -----------------     -----------------
 October 31, 1995       $ 0.06       November 10, 1995     November 24, 1995
November 28, 1995       $ 0.06       December 8, 1995      December 22, 1995

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                               QUARTERS ENDED
                                           --------------------------------------------------------------------------------------
                                                10/31/95               7/31/95                4/30/95                1/31/95
                                           -------------------     ----------------     -------------------     -----------------
                                                         PER                   PER                    PER                    PER
                                            TOTAL*      SHARE      TOTAL*     SHARE      TOTAL*      SHARE      TOTAL*      SHARE
                                           --------     ------     ------     -----     --------     ------     -------     -----
Total investment income................    $  5,363     $ 0.25     $5,424     $0.25     $  5,315     $ 0.24     $ 5,574     $0.25
Net investment income..................       4,867       0.23      4,926      0.22        4,823       0.22       5,056      0.23
Net realized and unrealized gain.......      13,694       0.66      5,857      0.29       15,065       0.69      12,419      0.59

                                                                               QUARTERS ENDED
                                           --------------------------------------------------------------------------------------
                                                10/31/94               7/31/94                4/30/94                1/31/94
                                           -------------------     ----------------     -------------------     -----------------
                                                         PER                   PER                    PER                    PER
                                            TOTAL*      SHARE      TOTAL*     SHARE      TOTAL*      SHARE      TOTAL*      SHARE
                                           --------     ------     ------     -----     --------     ------     -------     -----
Total investment income................    $  6,554     $ 0.28     $6,635     $0.28     $  6,744     $ 0.29     $ 5,784     $0.24
Net investment income..................       5,902       0.25      6,025      0.26        6,121       0.26       5,218      0.22
Net realized and unrealized gain
 (loss)................................     (30,689)     (1.31)     4,029      0.17      (57,675)     (2.43)     10,973      0.46

---------------------

 *     Amounts in thousands.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                                                FOR THE             FOR THE              SEPTEMBER
                                                                                  YEAR               YEAR                29, 1993*
                                                                                 ENDED               ENDED               THROUGH
                                                                                OCTOBER             OCTOBER              OCTOBER
                                                                                  31,                 31,                  31,
                                                                                 1995**            1994**++               1993**
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................   $  10.83              $14.03             $  14.06
                                                                               --------              ------             --------
Net investment income.......................................................       0.90                0.99                 0.03
Net realized and unrealized gain (loss).....................................       2.15               (3.15)               (0.04)
                                                                               --------              ------             --------
Total from investment operations............................................       3.05               (2.16)               (0.01)
                                                                               --------              ------             --------
Less dividends from:
   Net investment income....................................................      (0.74)              (0.77)                  --
   Common share equivalent of dividends paid to preferred shareholders......      (0.18)              (0.19)                  --
                                                                               --------              ------             --------
Total dividends.............................................................      (0.92)              (0.96)                  --
Anti-dilutive effect of acquiring treasury shares...........................       0.08                0.04                   --
Offering costs charged against capital......................................         --               (0.12)               (0.02)
                                                                               --------              ------             --------
Net asset value, end of period..............................................   $  13.04              $10.83             $  14.03
                                                                               ========              ======             ========
Market value, end of period.................................................   $ 10.875              $ 9.50             $ 15.125
                                                                               ========              ======             ========
TOTAL INVESTMENT RETURN+....................................................      22.91%             (32.98)%               0.83%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset........................................       0.77%(3)            0.83%                0.48%(2)
Net investment income before preferred stock dividends......................       7.48%(3)            7.85%                2.51%(2)
Preferred stock dividends...................................................       1.48%               1.50%                 N/A
Net investment income available to common shareholders......................       6.00%               6.35%                2.51%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................................   $376,158            $382,578             $333,983
Asset coverage on preferred shares at end of period.........................        388%                278%                 N/A
Portfolio turnover rate.....................................................       --                    21%                --

---------------------

 *     Commencement of operations.
 **    The per share amounts were computed using an average number of shares outstanding during the period.
 +     Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++    Restated for comparative purposes.
(1)    Not annualized.
(2)    Annualized.
(3)    The above expense and net investment income ratios would have been 0.76% and 7.48%, respectively, which reflects 0.01%
       effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Securities (the "Trust") at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1995
      --------------------------------------------------------------------

                      1995 Federal Tax Notice (unaudited)

         During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $0.74 to common shareholders, $1,947 to Series 1 preferred shareholders, $1,932 to Series 2 preferred shareholders, $1,923 to Series 3 preferred shareholders, $2,046 to Series 4 preferred shareholders and $2,107 to Series 5 preferred shareholders.

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


DEAN WITTER
INTERCAPITAL
QUALITY
MUNICIPAL
SECURITIES

[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1995